

Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000


Servicer Certificate (Page 1 of 3)


Distribution Date:                                     09/20/2000

Investor Certificateholder Floating Allocation             89.70%
Percentage
Investor Certificateholder Fixed Allocation                97.90%
Percentage

Aggregate Amount of  Collections                     4,819,471.87
     Aggregate Amount of  Interest Collections       1,518,345.63
     Aggregate Amount of  Principal Collections      3,301,126.24

              Int. Collections Alloc. to Investor    1,362,002.03
Class A Principal Collections                        3,121,458.35
Seller Interest Collections                            156,343.60
Seller Principal Collections                           179,667.89

Weighted Average Loan Rate                                 14.22%
Net Loan Rate                                              13.22%

               Weighted Average Maximum Loan Rate          19.06%

Class A-1 Certificate Rate                                6.8700%
Maximum Investor Certificate Rate                        12.9500%
Class A-1 Certificate Interest Distributed             577,579.66
Class A-1 Investor Certificate Interest Shortfall            0.00
before Draw
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                   0.00


Maximum Principal Dist. Amount (MPDA)                3,231,802.59
Alternative Principal Dist. Amount (APDA)            3,121,458.35
Rapid Amortization Period? (Y=1, N=0)                        0.00
Scheduled Principal  Distribution Amount (SPDA)      3,121,458.35

Principal  allocable to Class A-1                    3,121,458.35

SPDA deposited to Funding Account                            0.00

Accelerated Principal Distribution Amount                    0.00

APDA allocable to Class A-1                                  0.00


Reimbursement to Credit Enhancer                             0.00

Spread Trigger hit?                                            No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss           69,960.79
Amount


Cumulative Investor Liquidation Loss Amount             69,960.79

Total Principal allocable to A-1                     3,191,419.14



Beginning Class A-1 Certificate Principal Balance  100,887,276.46

Ending Class A-1 Certificate Principal Balance      97,695,857.32




Pool Factor (PF)                                        0.1532100

Servicer Certificate (Page 2 of  3)

Distribution Date:                                     09/20/2000

Retransfer Deposit Amount                                    0.00
Servicing Fees Distributed                              86,783.87
Beg. Accrued and Unpaid Inv. Servicing Fees                  0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                0.00
End. Accrued and Unpaid Inv. Servicing Fees                  0.00

Aggregate Investor Liquidation Loss Amount              69,960.79
Investor Loss Reduction Amount                               0.00

Beginning Pool Balance                             116,094,903.45
Ending Pool Balance                                112,894,986.09
Beginning Invested Amount                          104,140,645.46
Ending Invested Amount                             100,949,226.32
Beginning Seller Principal Balance                  11,954,257.99
Ending Seller Principal Balance                     11,945,759.77
Additional Balances                                    179,667.89

Beginning Funding Account Balance                            0.00
Ending Funding Account Balance                               0.00
Ending Funding Account Balance % (before any                0.00%
purchase of Subsequent Loans or release to
Certs.)
Ending Funding Account Balance % (after purchase            0.00%
of Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans                0.00
Purchased in Period
Principal Collections to purchase Additional                 0.00
Balances and/or paid to Cert.

Beginning  Pre-Funding Account Balance                       0.00
Ending Pre-Funding Account Balance                           0.00
Pre-Funding Earnings                                         0.00

Beginning Capitalized Interest Account                       0.00
Capital Interest Requirement (Transferred to                 0.00
Collection Account)
Ending Capitalized Interest Account                          0.00

Beginning Spread Account Balance                     6,506,737.00
Ending Spread Account Balance                        6,506,737.00

Beginning Seller Interest                                10.2970%
Ending Seller's Interest                                 10.5813%

Delinquency & REO Status
   60 - 89 days (Del Stat 4)
     No. of Accounts                                           91
     Trust Balance                                   2,759,273.17
   90+ days (Del Stat 5+)
     No. of Accounts                                          135
     Trust Balance                                   3,779,798.37
   270+ days (Del Stat 11+)
     No. of Accounts                                           86
     Trust Balance                                   2,240,014.17
   REO
     No. of Accounts                                           23
     Trust Balance                                     777,520.73


Rapid Amortization Event ?                                     No
   Failure to make payment within 5 Business Days              No
of Required Date ?
   Failure to perform covenant relating to                     No
Trust's Security Interest ?
   Failure to perform other covenants as                       No
described in the Agreement ?
   Breach of Representation or Warranty ?                      No
   Bankruptcy, Insolvency or Receivership                      No
relating to Seller ?
   Subject to Investment Company Act of 1940                   No
Regulation ?
   Servicing Termination ?                                     No
   Aggregate of Credit Enhancement Draw Amounts                No
exceed 1% of the Cut-off Balance and Pre-Funded
Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                     09/20/2000

Event of Default ?                                             No
   Failure by Servicer to make payment within 5                No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                     No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other covenants              No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                      No
relating to Master Servicer ?
   Trigger Event ?                                             No

Policy Fee Distributed to Credit Enhancer (Paid               N/A
directly from HFC)
Premium Distributed to Credit Enhancer                       0.00
Amount Distributed to Seller                           336,011.49
Master Servicer Credit Facility Amount                       0.00
Guaranteed Principal Distribution Amount                     0.00
Credit Enhancement Draw Amount                               0.00
Spread Account Draw Amount                                   0.00
Capitalized Interest Account Draw                            0.00
Amount re-imbursed to Credit Enhancer                        0.00
(5.01(a)(vi))
Amount paid to Trustee                                       0.00
Cumulative Draw under Policy                                 0.00
Net Yield                                                   5.75%


Total  Available Funds
     Aggregate Amount of Collections                 4,819,471.87
     Deposit for principal not used to purchase              0.00
subsequent loans
     Interest Earnings on the Pre-Funding Account            0.00
     Deposit from Capitalized Interest Account               0.00
     Total                                           4,819,471.87


Application of Available Funds
     Servicing Fee                                      86,783.87
     Prinicpal and Interest to Class A-1             3,768,998.80

     Seller's portion of Principal and Interest        336,011.49
     Funds deposited into Funding Account (Net)              0.00
     Funds deposited into Spread  Account                    0.00
     Excess funds released to Seller                   627,677.71
     Total                                           4,819,471.87

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.


A Servicing Officer



Statement to Certificateholders (Page 1 of 2)


Distribution Date:                                     09/20/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation            89.7030%
Percentage
Class A Certificateholder Fixed Allocation               97.9000%
Percentage

Beginning Class A-1 Certificate Balance            100,887,276.46


Class A-1 Certificate Rate                              6.870000%

Class A-1 Certificate Interest Distributed               0.905780

Class A-1 Certificate Interest Shortfall                 0.000000
Distributed

Remaining Unpaid Class A-1 Certificate Interest          0.000000
Shortfall


Rapid Amortization Event ?                                     No
Class A-1 Certificate Principal Distributed              5.004892

   Maximum Principal Distribution Amount                 5.068222
   Scheduled Principal  Distribution Amount              4.895177
(SPDA)
   Accelerated Principal Distribution Amount             0.000000
   Aggregate Investor Liquidation Loss Amount            0.109715
Distributed

Total Amount Distributed to Certificateholders           5.910672

Principal Collections deposited into Funding                 0.00
Account
Ending Funding Account Balance                               0.00

Ending Class A-1 Certificate Balance                97,695,857.32


Class A-1 Factor                                        0.1532100

Pool Factor (PF)                                        0.1532100

Unreimbursed Liquidation Loss Amount                        $0.00
Accrued Interest on Unreimbursed Liquidation Loss           $0.00
Amount
Accrued & Unpaid Interest on Unreimbursed                   $0.00
Liquidation Loss Amount

Class A Servicing Fee                                   86,783.87

Beginning Invested Amount                          104,140,645.46
Ending Invested Amount                             100,949,226.32
Beginning Pool Balance                             116,094,903.45
Ending Pool Balance                                112,894,986.09

Spread Account Draw Amount                                   0.00
Credit Enhancement Draw Amount                               0.00



Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                     09/20/2000

DELINQUENCY & REO STATUS

   60 - 89 days (Del Stat 2)
     No. of Accounts                                           91
     Trust Balance                                   2,759,273.17

   90+ days (Del Stat 3+)
     No. of Accounts                                          135
     Trust Balance                                   3,779,798.37

   REO
     No. of Accounts                                           23
     Trust Balance                                     777,520.73

Aggregate Liquidation Loss Amount for Liquidated        77,991.56
Loans

Class A-1 Certificate Rate for Next Distribution    To be updated
Date


Amount of any Draws on the Policy                            0.00

Subsequent Mortgage Loans
     No. of Accounts                                         0.00
     Trust Balance                                           0.00

Pre-Funded Amount (Ending)                                   0.00

Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                            0
     Trust Balance                                           0.00

Capitalized Interest Account (Ending)                        0.00

Earnings on the Pre-Funding Account                          0.00


